EXHIBIT 10(a)


                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made this 6th day of March, 1997, by and between RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation (the "Borrower") and SUMMIT BANK, successor-by-merger to United Jersey Bank (the "Bank").

         WHEREAS, the Borrower and the Bank are parties to a certain credit facility, pursuant to a certain Loan and Security Agreement dated January 6, 1995, as amended by certain letter amendments dated August 22, 1995, December 1, 1995, March 20, 1996, May 20, 1996, August 22, 1996, September 10, 1996 and
December 12, 1996 (collectively and individually referred to as the "Loan Agreement") (all capitalized terms used, but not specifically defined, herein shall have the meaning provided for such terms in the Loan Agreement); and

         WHEREAS, in order to provide the Borrower with a continuing source of working capital, the Borrower has requested that the Bank increase the maximum principal amount of the Revolving Loan from Two Million ($2,000,000.00) Dollars to Two Million Five Hundred Thousand ($2,500,000.00) Dollars and has requested that the Bank otherwise amend certain terms and conditions of the Loan Agreement; and

         WHEREAS, to induce the Bank to increase the maximum principal amount of the Revolving Loan and to otherwise amend certain terms and conditions of the Loan Agreement, the Borrower has offered to execute and deliver this Amendment;

         NOW, THEREFORE, in consideration of the foregoing and of other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Bank and the Borrower agree as follows:

         1. The Borrower acknowledges and agrees that the Obligations are due and owing without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist, the Borrower waives and releases the Bank from the same.

         2. As of the date of this Amendment, Subsection 1.1(aq) of the Loan Agreement is amended in its entirety as follows:

                  "(aq) "Revolving Loan Final Maturity Date": June 30, 2000."

         3. As of the date of this Amendment, Subsection 1.1 of the Loan Agreement is amended by the addition of this sub-paragraph (ar) to read in its entirety as follows:

                  "(ar) "Acceptance" or "Banker's Acceptance": A draft drawn by the Borrower against the Bank, as drawee, which the Bank has, by a signed written agreement on the draft, agreed to pay as presented."

         4. As of the date of this Amendment, Subsections 2.1(a), 2.1(c), 2.1(h) and 2.1(i) of the Loan Agreement are amended in their entirety to read as follows:

                  "(a) The Bank shall lend and re-lend to the Borrower amounts which shall not exceed in the aggregate of unpaid principal of such amounts outstanding at any one time the lesser of (i) Two Million Five Hundred Thousand ($2,500,000.00) Dollars, or (ii) the sum of --

                           (A) Eighty (80%) percent of the Qualified Accounts Receivable of the Borrower, less the aggregate sum of all debit memos, plus

                           (B) the lesser of (i) fifty (50%) percent of the lower of the net cost to the Borrower or the market value of the Qualified Inventory, or (ii) One Million Two Hundred Fifty Thousand ($1,250,000.00) Dollars, less

                           (C) A reserve for the full face amount of all issued and outstanding Letters of Credit."

                  "(c) The outstanding principal amount of the Revolving Loan shall bear interest at a rate of interest per annum equal to the Bank's Floating Base Rate plus one and one-half (1.5%) percent, computed daily, with each change in the Bank's Floating Base Rate, for the actual number of days elapsed as if each full calendar year consisted of three hundred sixty (360) days."

                  "(h) Upon the request of the Borrower, the Bank agrees to issue from time to time prior to the Revolving Loan Final Maturity Date
         (i) documentary Letters of Credit in the aggregate face amount of up to Seven Hundred Thousand ($700,000.00) Dollars and (ii) standby Letters of Credit in the aggregate face amount of up to One Hundred Thousand ($100,000.00) Dollars, all in such form as may be approved from time to time by the Bank, and in accordance with the Letter of Credit Application; provided, however, that the Bank's agreement to issue Letters of Credit shall terminate immediately upon termination of the Revolving Loan. Each documentary Letter of Credit shall be for periods of not more than sixty (60) days. No documentary Letter of Credit shall have an expiration date later than thirty (30) days prior to the Revolving Loan Final Maturity Date. Each standby Letter of Credit shall have an expiration date of (i) not more than one (1) year after the date of issuance or (ii) thirty (30) days prior to the Revolving Loan Final Maturity Date, whichever of (i) or (ii) occurs earlier. Each standby Letter of Credit may, if required, provide for automatic renewal unless the beneficiary is notified within thirty (30) days prior to the expiration date; provided, however, that no standby Letter of Credit shall provide for automatic renewal beyond the Revolving Loan Final Maturity Date."

                  "(i) Should the Borrower terminate the Revolving Loan prior to the Revolving Loan Final Maturity Date, the Borrower shall pay a prepayment/termination premium in an amount equal to:

                           (i) one and  one-half  (1.5%)  percent of the maximum
                  amount of the Revolving Loan if terminated on or before June 30, 1998; or

                           (ii) three-quarters (0.75%) percent of the maximum amount of the Revolving Loan if terminated on or before June 30, 2000.

         Having a zero balance under the Revolving Loan shall not be deemed a prepayment or termination subject to the aforementioned prepayment/termination premium unless and until such time as the Borrower terminates this Agreement and satisfies all outstanding Obligations, and the Bank is released of any obligation to make loans, advances or extensions of credit to the Borrower."

         5. As of the date hereof, Subsection 2.1 of the Loan Agreement is amended by the addition of sub-paragraph 2.1(j) to read in its entirety as follows:

                  "(j) Upon the request of the Borrower and presentment of drafts for payment, the Bank may from time to time prior to the Revolving Loan Final Maturity Date, in its sole and absolute discretion, create Acceptances in accordance with the Bank's customary practices and procedures in the aggregate face amount of up to Four Hundred Thousand ($400,000.00) Dollars. Each Acceptance shall be for periods of not more than sixty (60) days. No Acceptance shall have a maturity date later than thirty (30) days prior to the Revolving Loan Final Maturity Date. The Bank's agreement to create Acceptances shall terminate immediately upon termination of the Revolving Loan. Acceptances shall be created in lieu of, and shall be deemed to be, advances under the Revolving Loan immediately when created."

         6. As of the date hereof, Subsection 6.32(b) of the Loan Agreement is amended in its entirety to read as follows:

                  "(b) The Borrower shall pay to the Bank a commission with respect to each stand-by Letter of Credit, in an amount equal to one (1.0%) percent per annum of the stated amount of each such stand-by Letter of Credit, and any renewals thereof, to be paid by the Borrower upon issuance of each such stand-by Letter of Credit."

         7. As of the date hereof, Subsection 6.32 of the Loan Agreement is amended by the addition of this Subsection (e) to read in its entirety as follows:

                  "(e) The Borrower shall pay the Bank a commission fee for the creation of each Acceptance, in an amount equal to three and three-quarters (3.75%) percent in excess of the Bank's normal and customary rates for banker's acceptances, to be paid by the Borrower upon creation of each Acceptance. The Borrower shall also pay all other normal and customary costs and expenses incurred or charged by the Bank in creating, effecting payment under, amending or otherwise administering any Acceptance, all due and payable immediately upon such costs or expenses being incurred or charged by the Bank."

         8. As of the date of this Amendment, Subsections 6.33(a), 6.33(b) and 6.33(d) of the Loan Agreement are amended in their entirety to read as follows:

                  "(a) Minimum Tangible Capital Funds of not less than (i) One Million ($1,000,000.00) Dollars at December 31, 1996 and thereafter,
         (ii) Two Million Seven Hundred Thousand ($2,700,000.00) Dollars at December 31, 1997 and thereafter, (iii) Three Million One Hundred Thousand ($3,100,000.00) Dollars at December 31, 1998 and thereafter, and (iv) Three Million Five Hundred Thousand ($3,500,000.00) Dollars at December 31, 1999 and thereafter."

                  "(b) A ratio of unsubordinated debt to Minimum Tangible Capital Funds of not greater than 3.25 to 1 at all times during the term of this Agreement."

                  "(d) A Minimum Net Profit of not less than Two Million Two Hundred Fifty Thousand ($2,250,000.00) Dollars for each fiscal year."

         9. In consideration of the Bank's agreement to (i) extend the maturity date of the Revolving Loan from March 7, 1997 until June 30, 2000 and (ii) otherwise amend certain terms and conditions of the Loan Agreement as set forth herein, the Borrower shall pay to the Bank, simultaneously with the execution of this Amendment, a non-refundable renewal fee in an amount equal to Twelve Thousand Five Hundred ($12,500.00) Dollars, which is and shall be deemed to be earned upon execution of this Amendment. The Borrower hereby authorizes the Bank to charge the Borrower's Revolving Loan or demand deposit account maintained with the Bank for the payment of this renewal fee.

         10. The Borrower shall pay on demand all reasonable legal fees, recording expenses and other reasonable and necessary disbursements of the Bank incident to the preparation, execution and delivery of this Amendment, and any and all other documents, instruments, writings and agreements related to this Amendment.

         11. The Borrower hereby agrees to and does indemnify and hold the Bank and each of its directors, officers, employees, affiliates, attorneys and agents harmless from and against any and all liabilities which may be imposed on, incurred by or asserted against the same in any manner relating to or arising out of the Loan Agreement or any act, event or transaction related to, attendant to or preceding the execution of this Amendment, other than those resulting from the Bank's gross negligence or wilful misconduct.

         12. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement, except as set forth on Schedule J annexed hereto which shall be deemed to amend Schedule J of the Loan Agreement. Furthermore, the Borrower represents that the representations and warranties contained in the Loan Agreement continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to the Bank by the Borrower without defenses, claims or counterclaims of any kind. To the extent that any such defenses, claims or counterclaims against the Bank may exist, the Borrower waives and releases the Bank from same.

         13.  The  Borrower   ratifies  and  reaffirms  all  terms,   covenants,
conditions and agreements contained in the Loan Agreement.

         14. All other terms and conditions of the Loan Agreement, and any and all exhibits and schedules annexed thereto and all other writings submitted by the Borrower to the Bank pursuant thereto, shall remain unchanged and in full force and effect.

         15. This Amendment shall not constitute a waiver or modification of any of the Bank's rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Agreement, except as specifically set forth above, and the Bank hereby reserves all of its rights and remedies pursuant to the Loan Agreement and applicable law.

         16. Subject to any applicable grace and/or cure periods under the Loan Agreement, the failure of the Borrower to satisfy any of the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Agreement.

         17. This Amendment may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

         Executed at Somerset, New Jersey, on the date first written above.

Witness:                                           RONSON CONSUMER PRODUCTS
                                                   CORPORATION


/s/Daryl Holcomb                                   By:/s/Louis V. Aronson II
----------------                                      -----------------------
Daryl Holcomb                                         Louis V. Aronson, II
                                                      President and Chief
                                                      Executive Officer

                                                   SUMMIT BANK


/s/Robert Munns                                    By:/s/Amy Lindsay
---------------                                       --------------
Robert Munns                                          Amy Lindsay,
                                                      Vice President

                                                                   EXHIBIT 10(b)

                        AMENDED AND RESTATED MASTER NOTE
                                     Secured

$2,500,000.00                                                      March 6, 1997

         In consideration of such loans as SUMMIT BANK, successor-by-merger to United Jersey Bank (the "Bank") from time to time may elect to make hereon to or for the benefit of or at the request of the undersigned (the "Revolving Loan"), the undersigned hereby promises to pay on demand, in accordance with Subsection 8.1(a) of a certain Loan and Security Agreement dated January 6, 1995 (the "Original Loan Agreement"), as amended by certain letter amendments dated August 22, 1995, December 1, 1995, March 20, 1996, May 20, 1996, August 22, 1996,
September 10, 1996 and December 12, 1996, and a certain Amendment to Loan and Security Agreement of even date herewith, all by and between the undersigned and the Bank (collectively and individually referred to as the "Amendments") (the Original Loan Agreement and the Amendments are collectively and individually referred to as the "Loan Agreement"), or upon the occurrence of an Event of Default as defined in the Loan Agreement provided, however, if no demand shall be made, then on June 30, 2000, to the order of SUMMIT BANK at its office located at 750 Walnut Street, Cranford, New Jersey, in lawful money of United States of America, all loans, plus any interest thereon, then unpaid. The unpaid balance of each loan shall bear interest from the date thereof until paid at the rate of one and one-half percent (1.5%) percent in excess of the Bank's Floating Base Rate, as adjusted from time to time, computed on the basis of actual days elapsed and a year of 360 days, unless prohibited by law, which interest shall be payable monthly. Notwithstanding any other limitations contained in this note, the Bank does not intend to charge and the undersigned shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the undersigned or credited against principal. The Bank's Floating Base Rate means the floating base rate announced from time to time by the Bank at its main office, from which the floating base rate and other borrowing rates may be determined (which is not necessarily the lowest rate of interest charged by the Bank).

         The unpaid principal balance hereon at any time shall not exceed Two Million Five Hundred Thousand ($2,500,000.00) Dollars and shall be equal to the aggregate amount of all loans then made less the aggregate amount of all payments then made thereon. The holder hereof is authorized to set forth in writing from time to time on the reverse hereof the date and amount of each loan and any payment of principal and the principal balance then unpaid hereon.

         The undersigned may pay this note in full at any time and in part from time to time subject to the prepayment/termination premium schedule set forth hereafter, and the Bank may make subsequent advances hereunder (provided that the outstanding principal balance shall not exceed the amount stated herein) without affecting the validity of or security of this note. Should the Borrower terminate the Revolving Loan prior to the expiration of the term set forth herein, the Borrower shall pay a prepayment/termination premium on the maximum amount of the Revolving Loan, in an amount equal to:

                  (i) one and one-half (1.5%) percent of the maximum amount of the Revolving Loan if terminated on or before June 30, 1998; or

                  (ii) three-quarters (0.75%) percent of the maximum amount of the Revolving Loan if terminated on or before June 30, 2000.

Having a zero balance under the Revolving Loan shall not be deemed a prepayment or termination subject to the aforementioned prepayment/termination premium unless and until such time as the Borrower terminates the Loan Agreement and satisfies all outstanding Obligations (as such term is defined in the Loan Agreement), and the Bank is no longer obligated to make loans, advances or extensions of credit to the Borrower.

         Any loan shall be conclusively presumed to have been made to and for the benefit and at the request of the undersigned when:

         1. Deposited or credited to an account of the undersigned with the Bank, notwithstanding that such advance was requested, orally or in writing, by someone other than the undersigned or that someone other than the undersigned is authorized to draw on such account and may or does withdraw the whole or any part of such loan; or

         2. Made in accordance with the oral or written instructions of the undersigned, or any one of them if more than one, or of anyone signing below for or on behalf of the undersigned.

         The Bank is not responsible in any way for the refusal by its employees to make a loan or to honor a request for a loan.

         This note is secured by each and every security agreement, assignment, stock power and/or mortgage, covering personal or real property (all of which are hereinafter included in the term security agreements) which secures any indebtedness so defined as to include this note including, without limitation, the Loan Agreement, a certain Mortgage dated January 6, 1995 and recorded January 12, 1995 in the Office of the Clerk of Middlesex County in Mortgage Book 4850 at Page 211, which is about to be modified by a certain Mortgage Modification Agreement of even date herewith, evidencing a lien, second in priority, upon real property located at 3 and 6 Ronson Drive, Woodbridge, New Jersey, given by the undersigned to the Bank; a certain Assignment of Rents and Leases dated January 6, 1995 and recorded January 12, 1995 in the Office of the Clerk of Middlesex County in Mortgage Book 4850 at Page 226; and a certain Corporate Guaranty Agreement dated January 6, 1995 given by Ronson Corporation to the Bank.

         The Bank shall take reasonable care in custody and preservation of any collateral held by it to the extent required by law, but, if the collateral so held consists in whole or in part of instruments or chattel paper, it shall not be a breach of reasonable care if the Bank does not take necessary steps to preserve rights against prior parties, nor shall it constitute a breach of reasonable care if the Bank fails to undertake to collect the principal of or interest or other increment on any instrument or investment security, or fails to present any investment security for conversion or other change, unless, after written notice to the Bank from the undersigned or from any other party liable hereon in any capacity whose property is held as collateral hereunder that such interest, other increment or principal is due, or that such investment security has been called for conversion or other change, the Bank fails to use reasonable diligence to undertake collection of such interest, increment or principal, or fails to make presentation for conversion or other change, or fails to enable the undersigned or such other party to do so.

         If this note is payable otherwise than on demand, and if, prior to the time stated for the payment hereof, any party hereto liable for the payment hereof as maker, endorser or guarantor defaults in the payment of any other debt or liability owing to the Bank; or if any such party fails to comply with any term or condition of any loan agreement relating to the loans evidenced by this note; or if any such party dies; or if a petition in Bankruptcy is filed by or against any such party; or if any such party makes an assignment for the benefit of creditors or becomes a party to any proceeding under state or federal law for an adjustment, settlement, extension or composition of or other relief from such party's debts; or if a levy, distraint, attachment or execution is made against the property of any such party; or if, in the opinion of the Bank, the amount of the collateral held by the Bank as security for the payment of this note and for the payment of all other debts and liabilities of any such party to the Bank is insufficient; or if the Bank demands that additional property by pledged with it as security for the payment hereof, and such demand is not complied with within the time specified by the Bank; or if any information heretofore or hereafter furnished to the Bank by any such party in connection with the loan evidenced hereby or any guaranty submitted in connection therewith should be materially false; or if any such party fails to furnish such financial and other information as the Bank may reasonably request; or if any event takes place which, in the opinion of the Bank, impairs the financial responsibility of any such party; or if the Bank deems itself insecure for any other reason; then, if any such event this note, and all other debts and liabilities of each such party to the Bank, shall, at the option of the Bank, and without notice to any such party, become immediately due and payable.

         Upon nonpayment of this note at its stated or accelerated maturity, the Bank may, in addition to such other and further rights and remedies provided by law, (1) collect interest from the date of such maturity on the principal balance owing hereon at the rate on the note or at the highest legal rate at the time of default, whichever is higher, except that loans exempt from the usury statute will be charged a rate two percent (2%) over either the rate on the note or the legal rate at the time of default, whichever is higher; (2) setoff the amount owing hereon against any deposit account maintained in the Bank by the undersigned or by any other person liable hereon as endorser or guarantor, and such right of setoff shall be deemed to have been exercised immediately upon the stated or accelerated maturity hereof even though such setoff is not noted on the Bank's records until a later time; (3) sell all or part of the collateral at public or private sale, with such notice, if any, as may be required by law, all such notice being hereby waived to the extent permitted by law; and (4) hold as security for the payment hereof any other property heretofore or hereafter delivered into the custody, control or possession of the Bank for any reason or purpose whatsoever, by any person liable for the payment hereof as maker, endorser or guarantor.

         The undersigned and all endorsers waive presentment, notice of dishonor and protest.

         The Bank may date this note as the date of the making of the first advance evidenced by this note; complete any blank spaces in this note according to the terms of the agreement pursuant to which the loans evidenced by this note are made; and may cause the signature of one or more additional makers of endorsers of this note to be added at any time without notice to any prior signers.

         The Bank may, without notice to or consent of any party liable for the payment hereof as maker, endorser or guarantor, and without impairing or in any way affecting the liability of such person to the Bank (1) extend or otherwise alter the time for payment of this note; (2) alter any other term of this note by agreement with the maker hereof; (3) release, or settle or compromise with any other party liable for the payment hereof; and (4) release, or substitute for or fail to protect any interest in any collateral held by the Bank as security for the payment of any sum owing to the Bank by any party hereto; (5) accept a check or other order marked paid in full or with similar language as a payment under this note.

         No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note.

         The undersigned shall pay on demand all reasonable and necessary expenses and expenditures of the Bank including, without limitation, extraordinary field examination expenses, reasonable attorneys' fees and expenses (including, without limitation, recording expenses and other reasonable and necessary disbursements of the Bank incident to the preparation, execution and delivery of this note, the Loan Agreement and related loan documents) incurred or paid by the Bank in protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in the Loan Agreement and the related loan documents, or performance pursuant to this note the Loan Agreement and the related loan documents. The Bank is authorized to direct charge the undersigned's demand deposit account for all such expenses and will provide subsequent notice to the undersigned of any such charge.

         If payment of this note is made by any co-maker or endorser the Bank is authorized at its election to surrender the collateral to the person making such payment.

         If, at the time when this note is paid in full, any party liable thereon as maker, endorser or guarantor is liable to the Bank for the payment of any other debt or liability, the Bank may retain as security for the payment of such other debts and liabilities the collateral held by it as security for the payment of this note, with all the rights and remedies herein and otherwise conferred upon the Bank as a secured party by law, notwithstanding the surrender by the Bank of this note upon payment hereof.

         This note is binding on the undersigned, its successors, administrators and assigns.

         If this note is executed by more than one maker, the word undersigned as used herein shall be deemed to refer to each of them and their liability hereunder shall be joint and several.

         This note and the rights and obligations of all parties hereto shall be subject to and governed by the laws of the State of New Jersey.

         In the event any scheduled payment of interest due hereunder is received by the Bank more than ten (10) days after the date due, there shall be due a late charge of five (5%) percent of such payment, which late charge shall be not less than $25.00 nor more than $2,500.00. Any payment received later than 3:00 p.m on any banking day shall be deemed to have been received on the next succeeding banking day. Such late charge represents the cost to Bank in processing late payments and shall not be deemed to constitute additional interest.

         This note is given in replacement of and substitution for a certain Master Note dated January 6, 1995, as amended by the Amendments, and is deemed to be the Master Note referred to in and is subject to the terms and conditions of the Loan Agreement. In the event of any ambiguity or inconsistency between the terms of this note and the Loan Agreement, then the terms of the Loan Agreement shall govern.

  IN WITNESS WHEREOF, the undersigned have caused this note to be executed the day and year aforesaid.

Witness:                                            RONSON CONSUMER PRODUCTS
                                                    CORPORATION


/s/Daryl Holcomb                                    By:/s/Louis V. Aronson II
----------------                                       -----------------------
Daryl Holcomb                                          Louis V. Aronson, II,
                                                       President and
                                                       Chief Executive Officer

                                                                   EXHIBIT 10(c)

                         MORTGAGE MODIFICATION AGREEMENT

         This Mortgage Modification Agreement (the "Modification") is made as of the 6th day of March, 1997 between RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation having its principal place of business located at Corporate Park III, Campus Drive, P.O. Box 6707, Somerset, New Jersey 08875-6707 (the "Mortgagor"), and SUMMIT BANK, successor-by-merger to United Jersey Bank, with an office located at 210 Main Street, Hackensack, New Jersey (the "Mortgagee"), to modify the terms of a certain Mortgage dated January 6, 1995 and recorded January 12, 1995 in the Office of the Clerk of Middlesex County, New Jersey in Mortgage Book 4850 at Page 211 (the "Mortgage") (all capitalized terms used, but not specifically defined, herein shall have the meaning provided for such terms in the Mortgage).

         WHEREAS, the Mortgage was given to secure all obligations of the Mortgagor to the Mortgagee, including, without limitation, the obligations evidenced by a certain Master Note dated January 6, 1995, as amended, in the original principal amount of Two Million ($2,000,000.00) Dollars (the "Master Note"); and

         WHEREAS, the lien of the Mortgage encumbers the property commonly known and designated as Lot 1-D, Block 367, on the Tax Map of the Township of Woodbridge, Middlesex County, New Jersey, as more particularly described on Schedule A annexed to the Mortgage (the "Property"); and

         WHEREAS, the lien of the Mortgage is second in priority; and

         WHEREAS, the Mortgagor has requested that the Mortgagee increase the maximum principal amount of the Master Note and otherwise modify certain terms and conditions of the obligation evidenced by the Master Note; and

         WHEREAS, to induce the Mortgagee to increase the maximum principal amount of the Master Note and to otherwise modify certain terms and conditions of the obligation evidenced by the Master Note, the Mortgagor has offered to modify certain terms and conditions of the Mortgage, as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Mortgagor and the Mortgagee to modify the terms and conditions of the Mortgage as follows:

         1. The Mortgagor acknowledges that its obligations to the Mortgagee secured by the Mortgage are due and owing without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist, the Mortgagor waives and releases the Mortgagee from the same.

         2. As of the date of this Modification, the definition of "Revolving Loan", as set forth in the second paragraph on page 1 of the Mortgage, is amended in its entirety to reflect an increase in the maximum principal amount of such Revolving Loan from Two Million ($2,000,000.00) Dollars to Two Million Five Hundred Thousand ($2,500,000.00) Dollars.

         3. As of the date of this Modification, the definition of "Notes", as set forth in the second paragraph on page 1 of the Mortgage, is amended to include a certain Amended and Restated Master Note dated the date of the Modification, in the maximum principal amount of Two Million Five Hundred Thousand ($2,500,000.00) Dollars, and any renewals, substitutions or replacements therefor, and any renewals, substitutions or replacements for the Term Note.

         4. The Mortgagor hereby agrees to and does indemnify and hold the Mortgagee and each of its directors, officers, employees, affiliates, attorneys and agents harmless from and against any and all liabilities which may be imposed on, incurred by or asserted against the same in any manner relating to or arising out of the Mortgage or any act, event or transaction related to, attendant to or preceding the execution of this Modification, other than those resulting from the Bank's gross negligence or wilful misconduct.

         5. The Mortgagor hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Mortgage. Furthermore, the Mortgagor represents that the representations and warranties contained in the Mortgage continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to the Mortgagee by the Mortgagor without defenses, claims or counterclaims of any kind. To the extent that any such defenses, claims or counterclaims against the Mortgagee may exist, the Mortgagor waives and releases the Mortgagee from the same.

         6.  The  Mortgagor   ratifies  and  reaffirms  all  terms,   covenants,
conditions and agreements contained in the Mortgage.

         7. All other terms and conditions of the Mortgage, and any and all exhibits and schedules annexed thereto and all other writings submitted by the Mortgagor to the Mortgagee pursuant thereto, shall remain unchanged and in full force and effect.

         8. This Modification shall not constitute a waiver or modification of any of the Mortgagee's rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Mortgage, except as specifically set forth above, and the Mortgagee hereby reserves all of its rights and remedies pursuant to the Mortgage and applicable law.

         9. Subject to any applicable grace and/or cure periods under the Mortgage, the failure of the Mortgagor to satisfy any of the terms and conditions of this Modification shall constitute an Event of Default under the Mortgage.

        10. This Modification may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

         By execution of this Modification on the date shown above, the undersigned signify their consent to its terms.

         Mortgagor   acknowledges   receipt   of  a   certified   copy  of  this
Modification.

         IN WITNESS WHEREOF, the Mortgagor(s) have hereunto set their hands and seals, the day and year first above mentioned.

Witness:                                           RONSON CONSUMER PRODUCTS
                                                   CORPORATION


/s/Daryl Holcomb                                   By:/s/Louis V. Aronson II
----------------                                      -----------------------
Daryl Holcomb                                         Louis V. Aronson, II,
                                                      President and Chief
                                                      Executive Officer

                                                   SUMMIT BANK


/s/Robert Munns                                    By:/s/Amy Lindsay
---------------                                       --------------
Robert Munns                                          Amy Lindsay,
                                                      Vice President

                                                                   EXHIBIT 10(d)


         SUMMARY OF MANAGEMENT INCENTIVE PLAN


                     The Registrant's Management Incentive Plan ("Plan") is adopted annually for the ensuing year by the Board of Directors
        ("Board"). Each year the Board sets the formula for determining compensation under the Plan based upon (1) the amount by which the net sales of each of the Company's subsidiaries exceed thresholds established by the Board and (2) pretax profits as a percent of net sales. The Board determines who of the Registrant's key employees is eligible to participate in the Plan and what the employee's level of participation may be. The thresholds set by the Board must be met by the end of the fiscal year in order for an eligible employee to receive an award under the Plan for that year.